MONARCH INVESTMENT PROPERTIES, INC.

1801 North Military Trail
Suite 203
Boca Raton, Florida 33431
(561) 391-6117- phone
(561) 391-6187-fax

July 9, 2007

Mr. Glenn Meyers
Chief Financial Officer & Treasurer
Strategic Capital Resources, Inc.
1801 North Military Trail / Suite 203
Boca Raton, Florida 33431

Re: Management Fees

Dear Mr. Meyers:

Please confirm that Strategic Capital Resources, Inc. ("SCRI") will provide Monarch Investment Properties, Inc. ("Monarch") with the following services for a fee of $500.00 per month.

1. File cabinet(s) for storage space for its books and records.
2. SCRI will maintain the books and records of Monarch.
3. SCRI will assist in the preparation and filing of Quarterly and Annual Audited Financial Statements, as well as a Registration Statement on Form 10-SB.
4. Other administrative and management services as may be reasonably required, but are not to exceed five (5) hours per month.

Thank you.

Sincerely,

David Miller

David Miller, President

DM/rh

AGREED TO AND ACCEPTED BY: **Strategic Capital Resources, Inc.**

BY: Glenn Meyers

Glenn Meyers, Chief Financial Officer & Treasurer

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